Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Damien R. Tanaka, Chairman, Chief Executive Officer and President of Aduromed Industries, Inc., (the “Company”), hereby certify that, to the best of my knowledge and belief:

1. The Quarterly Report on Form 10-QSB, of the Company for the three month period ended March 31, 2007, as filed with the Securities and Exchange Commission (the "Quarterly Report"), fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2007

/s/ Damien R. Tanaka

Damien R. Tanaka Chairman of the Board, President and Chief Executive Officer